SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. 1 )

Filed by the Registrant	/X/

Filed by a Party other than the Registrant	/ /

Check the appropriate box:

/X/  Preliminary Proxy Statement

/  /  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/  /  Definitive Proxy Statement

/  /  Definitive Additional Materials

/  /  Soliciting Material Pursuant to §240.14a-12

OCM Mutual Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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/X/  No fee required.

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(4)	Proposed maximum aggregate value of transaction:

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/  /  Fee paid previously with preliminary materials.

/  / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY PROXY NOTICE DATED JANUARY 12 , 2012, SUBJECT TO CHANGE

OCM MUTUAL FUND
1536 Holmes Street
Livermore, California 94550

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting (“Special Meeting”) of the shareholders of the OCM Gold Fund (the “Fund”) will be held at the offices of Orrell Capital Management, Inc. located at 1536 Holmes Street, Livermore, California 94550, on Friday, March 16, 2012, at 10:00 a.m. (Pacific Time) for the following purposes, all of which are more particularly described in the accompanying Proxy Statement dated January 19, 2012:

1.  To approve a new investment advisory agreement for the Fund that increases the investment advisory fee.

2.  To consider and act upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The close of business on Thursday, January 12, 2012 has been fixed as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.  If you have any questions, please feel free to contact the Fund at 1-800-628-9403.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Your vote is important, no matter how many shares you own.  Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card by mailing it in the enclosed postage-paid envelope or follow the instructions under “Frequently Asked Questions” to vote by phone or via the Internet.  You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Special Meeting.

By Order of the Board of Trustees,

_______________________________________
Gregory M. Orrell, President

January 19, 2012

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on March 16, 2012

This Proxy Statement and copies of the Fund’s most recent annual and semi-annual report to shareholders are available at www.[•]

PRELIMINARY PROXY NOTICE DATED JANUARY 12 , 2012, SUBJECT TO CHANGE

Frequently Asked Questions

Why have I received this proxy statement?

The Board of Trustees (the “Board”) of the OCM Gold Fund, the sole series of OCM Mutual Fund (the “Fund”), is sending you this proxy statement to ask for your vote as a shareholder of the Fund.  You will vote to approve a new investment advisory agreement for the Fund, which will increase the investment advisory fee.   The revised fee will be higher at virtually all asset levels, but particularly at higher asset levels.   Other than the increased advisory fee, there are no material differences between the new investment advisory agreement and the current investment advisory agreement, nor are there any differences in the obligations of the Fund’s investment adviser, Orrell Capital Management, Inc. (the “Adviser”), under the new agreement.

In considering and approving the increased advisory fee, the Board considered the Adviser’s recommendation that the advisory fee should be increased to reflect the fact the fee structure put in place in 1988 has become outdated for the following reasons:

●
the Fund’s current investment style of investing in large capitalization and small capitalization precious metal companies has expanded the universe of securities in which the Fund invests and requires extensive due diligence and research on the part of the Adviser;

●
the number of companies in the precious metals industry, particularly exploration companies, has significantly increased the amount of time and effort required by the Adviser to research and analyze these companies;

●
inflation over the past 23 years has increased the operating costs of the Adviser and has lowered the advisory fee levels on an inflation adjusted basis, resulting in less revenue on an inflation adjusted basis ; and

●
in order for the Adviser to continue to provide quality services to the Fund and remain competitive with the Adviser’s peers, the Adviser must have sufficient resources to be able to attract experienced and talented personnel, including analysts and portfolio managers.

Who can vote?

You can vote your shares of common stock if our records show that you owned the shares on January 12, 2012, the record date for our meeting.  A total of [•] shares of the Fund can vote at the special meeting.  You have one vote for each share of beneficial interest and a fractional vote for each fractional share.  The enclosed proxy card shows the number of shares of beneficial interest you can vote.

How do I vote?

For your convenience, you may vote your shares in the following four ways:

In Person:  You may vote your shares in person at the special meeting if you attend.

By Mail:  You may vote your shares by completing, dating, signing and returning your proxy card by mailing it in the enclosed postage-paid envelope.

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By Telephone:  You may vote your shares by telephone.  To do so, please have your proxy card available, call the toll-free number on the proxy card and follow the simple instructions.

Via the Internet:  You may vote your shares via the Internet.  To do so, please have your proxy card available and go to the website shown on the proxy card.  Follow the simple instructions found on the website.

The proxyholders named on the proxy card, Gregory M. Orrell and John Crary , will vote your shares as you instruct.  If you sign and return the proxy card but do not vote on the proposal, the proxyholders will vote for you on the proposal.  Unless you instruct otherwise, the proxyholders will vote to approve the new investment advisory agreement.

What if other matters come up at the Special Meeting?

The matter described in this proxy statement is the only matter we know will be voted on at the special meeting.  If other matters are properly presented at the special meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote?

Yes.  You may revoke your proxy at any time before it is exercised by giving the Fund’s Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the special meeting.  Your attendance at the special meeting does not automatically revoke your proxy.

How are votes counted?

The favorable vote of the holders of a “majority” (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund is required for the approval of the new investment advisory agreement.  Under the Investment Company Act of 1940, the vote of the holders of a “majority” of the outstanding shares of the Fund means the vote of the holders of the lesser of (a) 67% or more of the Fund’s outstanding shares present at the special meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the special meeting, in person or by proxy; or (b) more than 50% of the Fund’s outstanding shares.  Abstentions and broker non-votes (namely, shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as votes present for purposes of determining whether a quorum is present.   Brokers do not have discretionary voting power with regard to the approval of the new investment advisory agreement.   Approval of the proposal related to the new investment advisory agreement will occur only if a sufficient number of votes are cast “FOR” the proposal.  Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST.”

What constitutes a quorum?

A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business.  A quorum is present with respect to the Fund if one-third of the shares of the Fund entitled to be cast are present in person or by proxy.  If you properly execute your proxy, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on the proposals listed on the proxy card.

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Who pays for this proxy solicitation?

The Adviser is paying the costs of this proxy solicitation.  In addition to sending you these materials, some of the Adviser’s officers and agents may contact you by telephone, by mail or in person.  None of these officers will receive any extra compensation for doing this.

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OCM MUTUAL FUND
1536 Holmes Street
Livermore, California 94550

PROXY STATEMENT FOR
SPECIAL MEETING OF SHAREHOLDERS OF OCM GOLD FUND
TO BE HELD MARCH 16, 2012

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of OCM Gold Fund, the sole series of OCM Mutual Fund (the “Fund”), to be voted at the special meeting of shareholders (the “Special Meeting”) to be held at the offices of Orrell Capital Management, Inc. located at 1536 Holmes Street, on March 16, 2012, at 10:00 a.m. (Pacific Time), and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  The mailing of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card will take place on or about Thursday, January 19, 2012.

GENERAL INFORMATION

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise provided therein.  Accordingly, unless instructions to the contrary are marked, the shares represented by executed but unmarked proxies will be voted FOR the approval of the new investment advisory agreement, which increases the investment advisory fee, and on any other business or matters that may properly come before the Special Meeting, in accordance with their best judgment.  Other than the new investment advisory agreement, the Board of Trustees (the “Board”) has no knowledge of any matters to be presented for action by the shareholders at the Special Meeting.

Any shareholder may revoke his or her proxy at any time prior to the exercise thereof by (i) giving notice to the Secretary of the Fund; (ii) by submitting a subsequent proxy; or (iii) by personally casting his or her vote in person.  Presence at the Special Meeting of a shareholder who has executed a proxy does not in itself revoke a proxy.

The Board has fixed the close of business on Thursday, January 12, 2012 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof.  On that date, the Fund had outstanding and entitled to vote [•] shares of beneficial interest.  Each share is entitled to one vote on each matter to be presented at the meeting and each fractional share is entitled to a fractional vote.  At the Special Meeting, a quorum is present with respect to the Fund if one-third of the shares of the Fund entitled to be cast are present in person or by proxy.

The Fund will furnish, without charge, a copy of the Annual Report and most recent Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request by calling the toll free number 1-800-628-9403 or writing to the Secretary of the Fund at 1536 Holmes Street, Livermore, California 94550.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Description of Current Agreement

The Fund presently has an investment advisory agreement (the “Current Agreement”) with Orrell Capital Management, Inc. (the “Adviser”).  The Board, including a majority of those trustees who were not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940), last approved the continuation of the Current Agreement on October 13, 2011.  The Current Agreement was last approved by its shareholders effective as of December 13, 1996.

There are no material differences between the New Agreement and the Current Agreement, other than the increased investment advisory fee, nor are there any material differences in the Adviser’s obligations under the New Agreement.   The revised fee will be higher at virtually all asset levels, but particularly at higher asset levels.  At asset levels equal to or less than $250 million the current fee structure results in the Fund paying an advisory fee that ranges from 1.00% to 0.375%, while the new fee structure results in the Fund paying an advisory fee of 0.95% on all such assets.  On assets levels in excess of $250 million the current fee structure results in the Fund paying an advisory fee of 0.375%, while the new fee structure results in the Fund paying an advisory fee that ranges from 0.80% to 0.60% on such assets.  See “Reasons for the New Fee Structure and Board Deliberations”   for a discussion of the Board’s determination to approve the new fee structure.   If the New Agreement is approved by the shareholders of the Fund, it will become effective on March 29, 2012.

Under the Current Agreement and the New Agreement, the Adviser supervises and manages the investment portfolio of the Fund and, subject to the terms of the Agreements and such policies as the Fund may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund’s investment portfolio.  The Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary facilities, equipment and executive personnel for managing the Fund’s investments.  The Adviser is paid a fee computed daily and payable monthly, at an annual rate expressed as a percentage of the Fund’s average daily net assets.  The applicable fee rates are as follows:

Fee Rate	Average Daily Net Assets
1.00% 0.875% 0.75% 0.625% 0.50% 0.375%	0 to $50 million $50 million to $75 million $75 million to $100 million $100 million to $150 million $150 million to $200 million Over $200 million

Under the Current Agreement, the Adviser is responsible for reimbursing the Fund to the extent necessary to permit the Fund to maintain a voluntary ratio of expenses to average daily net assets at 2.99%.  Expense reimbursement obligations are calculated daily and paid monthly.

Investment advisory fees paid by the Fund for the last fiscal year were as follows:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers

2011	$1,414,101	$0	$1,414,101	$0

Description of New Agreement

Subject to shareholder approval, the Fund will enter into the New Agreement with the Adviser, pursuant to which the Adviser will provide investment management and administrative services to the Fund on terms substantially identical to the Current Agreement other than the increased investment advisory fee.  The applicable fee rates under the New Agreement are as follows:

Fee Rate	Average Daily Net Assets
0.95% 0.80% 0.70% 0.60%	0 to $250 million $250 million to $500 million $500 million to $1 billion Over $1 billion

The chart below compares the actual fees paid to the Adviser for the fiscal year ended November 30, 2011 to a hypothetical example of the amount of fees that would have been paid in 2011 had the new advisory fee had been in place, and also shows the percentage difference between the actual and pro forma values.

Actual Fees Paid	Pro Forma Fees	Percentage Difference

$1,414,101	$1,796,529	27.04%

The following expense tables and examples provide a comparison of the Fund’s annual operating expenses based on total annual fund operating expenses for the fiscal year ended November 30, 2011,  and pro forma expenses showing these same expenses adjusted for the investment advisory fee increase.

	Investor Class Shares
	Actual Fees	Pro Forma
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.50%	4.50%
Redemption Fee	1.50%	1.50%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.95%
Distribution and Service (12b-1) Fees	0.68%	0.68%
Other Expenses	0.30%	0.30%
Total Annual Fund Operating Expenses	1.73%	1.93%

	Advisor Class Shares
	Actual Fees	Pro Forma
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	None
Redemption Fee	1.50%	1.50%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.95%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.30%	0.30%
Total Annual Fund Operating Expenses	1.30%	1.50%

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for the Fund are those shown in the tables above and remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Investor Class Shares

	One Year	Three Years	Five Years	Ten Years

Current	$618	$970	$1,346	$2,399

Pro Forma	$637	$1,029	$1,445	$2,602

Advisor Class Shares

	One Year	Three Years	Five Years	Ten Years

Current	$132	$412	$713	$1,568

Pro Forma	$153	$474	$818	$1,791

Reasons for the New Fee Structure and Board Deliberations

The New Agreement, substantially in the form attached hereto as Annex A, was approved by the Board, including a majority of those trustees who were not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940), on October 13, 2011.  On that same day, the Board, including a majority of those trustees who were not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940), authorized the distribution of this proxy statement to shareholders to seek shareholder approval of the New Agreement.

The Board considered that the terms of the New Agreement are substantially the same as the terms of the Current Agreement, except for the increased investment advisory fee.  Prior to approving the New Agreement, the Board considered:

●	the nature, extent and quality of the services provided by the Adviser;

●	the investment performance of the Fund;

●	the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund;

●	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale; and

●	the expense ratio of the Fund.

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund.  The Trustees concluded that the Adviser was providing essential services to the Fund.

The Trustees compared the performance of the Fund to benchmark indices over various periods of time and concluded that the strong performance of the Fund warranted entering into the New Agreement.  The Trustees noted that the Fund adhered to its investment style.

In concluding that the new advisory fees payable by the Fund were reasonable, the Trustees reviewed the profits to be realized by the Adviser from its relationship with the Fund and concluded that such profits were reasonable and not excessive.   They noted that the revised fee will be higher at virtually all asset levels, but particularly at higher asset levels.  The Trustees concluded that such increase was appropriate due to the Fund’s current investment style, which, as noted below, involves a large universe of precious metal companies that requires extensive due diligence and research on the part of the Adviser regardless of the size of the Fund’s assets under management.

As part of its analysis, the Board considered the value of the research the Adviser received from broker-dealers executing securities transactions for the Fund.  The Trustees also reviewed the fees charged by the Adviser to other accounts that it manages, and reports comparing the expense ratios of each class and advisory fees paid by the Fund to those paid by other comparable mutual funds that invest either directly or in companies related to gold, other precious metals or commodities.  They concluded that the advisory fees paid by the Fund and the expense ratios of each class of the Fund were in the range of these other accounts and comparable mutual funds.

The Trustees also considered whether the New Agreement fee schedule should be adjusted for an increase in assets under management.  They concluded that the “breakpoints” embodied in the New Agreement were appropriate.

The Board also considered that the terms of the New Agreement are substantially the same as the terms of the Current Agreement, except for the increased investment advisory fee.

In considering the increased advisory fee, the Trustees considered the Adviser’s recommendation that the advisory fee should be increased to reflect the fact the fee structure put in place in 1988 has become outdated for the following reasons:

●
the Fund’s investment style of investing in large capitalization and small capitalization precious metal companies has expanded the universe of securities in which the Fund invests and requires extensive due diligence and research on the part of the Adviser;

●
the number of companies in the precious metals industry, particularly exploration companies, has significantly increased the amount of time and effort required by the Adviser to research and analyze these companies;

●
inflation over the past 23 years has increased the operating costs of the Adviser and has lowered the advisory fee levels on an inflation adjusted basis, resulting in less revenue on an inflation adjusted basis ; and

●
in order for the Adviser to continue to provide quality services to the Fund and remain competitive with the Adviser’s peers, the Adviser must sufficient resources to be able to attract experienced and talented personnel, including analysts and portfolio managers.

The Board was also provided with information relating to the current performance of the Adviser and comparisons of the fees to be paid under the Current Agreement and the New Agreement with those of similar investment advisors of similar funds investing either directly or in companies related to gold, other precious metals or commodities .  The Board had the opportunity to review and ask questions regarding these materials.

The Board also considered the information that was provided to it in connection with the most recent annual review of the Fund's investment advisory arrangement.

After considering all of the matters discussed above, the trustees unanimously approved the New Agreement between the Adviser and the Fund, and authorized distributing this proxy statement to shareholders.  The foregoing factors and conclusions form the basis for the recommendation of the Board that the shareholders approve the New Agreement.

Description of Adviser

Orrell Capital Management, Inc. is the investment adviser to the Fund, and is a “registered investment adviser” under the Investment Advisers Act of 1940.  Gregory M. Orrell is the President and sole shareholder of the Adviser.

Required Vote

The favorable vote of the holders of a “majority” (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund is required for the approval of the New Agreement.  Under the Investment Company Act of 1940, the vote of the holders of a “majority” of the outstanding shares of the Fund means the vote of the holders of the lesser of (a) 67% or more of the Fund’s outstanding shares present at the special meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the special meeting, in person or by proxy; or (b) more than 50% of the Fund’s outstanding shares.  Abstentions and broker non-votes (namely, shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as votes present for purposes of determining whether a quorum is present.   Brokers do not have discretionary voting power with regard to the approval of the new investment advisory agreement.   Approval of the New Agreement will occur only if a sufficient number of votes are cast “FOR” the New Agreement.  Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST.”

Recommendation

The Board recommends that the shareholders of the Fund vote FOR the approval of the New Agreement.  Shares represented by executed but unmarked proxies will be voted FOR the approval of the New Agreement.

MORE ON PROXY VOTING

Record Date

Only shareholders of record of the Fund at the close of business on the Record Date are entitled to receive notice of the Special Meeting and may vote at the Special Meeting.  Each share is entitled to one vote at the Special Meeting and each fractional share is entitled to a fractional vote.

Principal Shareholders

Set forth below are the names and addresses of all holders of the Fund’s shares who as of the Record Date owned of record or, to the knowledge of the Fund, beneficially more than 5% of the then outstanding Investor Class shares.

Name and Address of Beneficial Owner	Percent of Class	Record or Beneficial Owner

[•]	[•]%

[•]	[•]%

Set forth below are the names and addresses of all holders of the Fund’s shares who as of the Record Date owned of record or, to the knowledge of the Fund, beneficially more than 5% of the then outstanding Advisor Class shares.

Name and Address of Beneficial Owner	Percent of Class	Record or Beneficial Owner

[•]	[•]%

[•]	[•]%

Voting of Proxies

Whether you expect to be personally present at the Special Meeting or not, please vote your proxy.  Properly executed proxies will be voted as you instruct.  If no choice is indicated, proxies will be voted “FOR” the proposal as set forth in the Notice and in the discretion of the persons named as proxies on such matters that may properly come before the Special Meeting.  Any shareholder giving a proxy has the power to revoke it at any time before the Special Meeting by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted, or by attending the Special Meeting and voting in person.  Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.  If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and any adjournments thereof, as instructed.

ADDITIONAL IMPORTANT INFORMATION

Administrator and Principal Underwriter

UMB Fund Services, Inc., a Wisconsin corporation (the “Administrator”), serves as administrator and fund accountant to the Fund, subject to the overall supervision of the Board.  Pursuant to an Administration and Fund Accounting Agreement, the Administrator provides certain administrative and fund accounting services to the Fund.  The Administrator's services include, but are not limited to, the following: maintaining or coordinating with other service providers the maintenance of the Fund’s books and records, maintaining all general ledger accounts and related subledgers; overseeing the Fund’s fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the SEC; preparing financial statements for the Fund’s annual and semi-annual reports to the SEC; preparing notice and renewal securities filings pursuant to state securities laws; determining and monitoring the Fund’s income and expense accruals and causing appropriate expenses to be paid from Trust assets; periodically monitoring the Fund’s compliance with its policies and limitations relating to portfolio investments as set forth in the Prospectus and Statement of Additional Information for the Fund and the status of the Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; assisting in developing an agenda for each board meeting and, if requested by the trustees, attending board meetings and preparing board meeting minutes; assisting in calculating dividend and capital gains distributions; calculating daily net asset values for the Fund based on valuations provided by pricing services of the Adviser; and generally assisting in the Fund’s administrative operations as mutually agreed by the Fund and the Administrator.

The Fund has entered into a Distribution Agreement with Northern Lights Distributors, LLC (the “Northern Lights”), pursuant to which Northern Lights serves as principal underwriter for the Fund.  Its principal business address is 4020 South 147th Street, Omaha, Nebraska 68137.  Northern Lights sells the Fund’s shares on a best efforts basis.  Shares of the Fund are offered continuously.

Submission of Certain Shareholder Proposals

The Fund is not required to hold annual shareholder meetings.  Because the Fund is not required to hold a regular meeting of shareholders, the anticipated date of the next shareholders meeting cannot be provided.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund.

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by the Fund of any such proposal.  Since the Fund does not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Fund within a reasonable time before the solicitation of proxies for the meeting is made.  The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

Submission of Other Communications to the Board

Shareholders of the Fund may communicate with the Board (or individual trustees serving on the Board) by sending written communications, addressed to any trustee or to the Board as a group, to OCM Gold Fund, Attention: Secretary, at 1536 Holmes Street, Livermore, California 94550, who will ensure that this communication (assuming it is properly marked care of the Board or care of a specific trustee) is delivered to the Board or the specified trustee, as the case may be.

By Order of the Board,

________________________________
Gregory M. Orrell, President

January 19, 2012

ANNEX A

OCM MUTUAL FUND

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this ____ day of ________ , 201_, by and between OCM MUTUAL FUND (the “Trust”), a Massachusetts business trust, and ORRELL CAPITAL MANAGEMENT, INC., a Nevada corporation (the “Adviser”).

WHEREAS, a series of the Trust having separate assets and liabilities exists entitled the “OCM Gold Series” or the “OCM Gold Fund” (hereinafter the “Gold Fund”); and

WHEREAS, the Trust desires to retain the Adviser as investment adviser to the Gold Fund and enter into an investment advisory agreement (i.e., this Agreement) relating to the Gold Fund which shall apply only to the Gold Fund; and

WHEREAS, this agreement has been, or will be, approved by the shareholders of the Gold Fund and by the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940 (“1940 Act”).

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

1.	In General

The Adviser agrees, all as more fully set forth herein, to act as managerial investment adviser to the Trust with respect to the investment of the assets of the Gold Fund and to supervise and arrange the purchase and sale of securities held in the portfolio of the Gold Fund and the Gold Fund’s use of hedging instruments.

2.	Duties and Obligations of the Adviser with respect to Investment of Assets of the Gold Fund

a.  Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

i.  Decide what securities and hedging instruments shall be purchased or sold by the Trust with respect to the Gold Fund and when; and

ii.  Arrange for the purchase and the sale of securities and hedging instruments held in the portfolio of the Gold Fund by placing purchase and sale orders for the Trust with respect to the Gold Fund.

b.  Any investment purchases or sales made by the Adviser shall at all times conform to, and be in accordance with, any requirements imposed by:  (1) the provisions of the 1940 Act and of any rules or regulations in force thereunder; (2) the provisions of the Commodity Exchange Act and of any rules or regulations in force thereunder; (3) any other applicable provisions of law; (4) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; (5) any policies and determinations of the Board of Trustees of the Trust; and (6) the fundamental policies of the Trust relating to the Gold Fund, as reflected in the Trust’s registration statement under the 1940 Act, or as amended by the shareholders of the Gold Fund.

c.  The Adviser shall give the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security or hedging instrument, whether or not such purchase, sale or retention shall have been based on its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith.  Nothing herein contained shall, however, be construed to protect the Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

d.  Nothing in this Agreement shall prevent the Adviser or any affiliated person (as defined in the 1940 Act) of the Adviser from acting as investment adviser or manager and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or hedging instruments for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under this Agreement.

e.  It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Act or the Securities Act of 1933 except for information supplied by the Adviser for inclusion therein.  The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust.

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3.	Broker-Dealer Relationships

The Adviser is responsible for decisions to buy and sell securities for the Gold Fund, broker-dealer selection and negotiation of brokerage commission rates.  The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price.  The Trust understands that portfolio transactions of the Gold Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage being paid by the Gold Fund.  Such principal transactions may, however, result in a profit to market makers.  In certain instances the Adviser may make purchases of underwritten issues for the Gold Fund at prices which include underwriting fees.  In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration:  the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Gold Fund on a continuing basis.  Accordingly, the price to the Gold Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.  Subject to such policies as the Board of Trustees of the  Trust may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having  caused the Gold Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that  particular transaction or the Adviser’s overall responsibilities with respect to the Trust.  The Adviser is further authorized to allocate the orders placed by it on behalf of the Gold Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either.  Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.  The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.  In the Agreement, the term “broker” and “broker-dealer” shall include futures commission merchants.

4.	Allocation of Expenses

The Adviser agrees that it will furnish the Trust, at the Adviser’s expense, with all office space and facilities, and equipment and clerical personnel necessary for carrying out its duties under this Agreement.  Except as permitted by the 1940 Act, the Adviser will also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons of the Adviser.  All operating costs and expenses relating to the Gold Fund not expressly assumed by the Adviser under this Agreement shall be paid by the Trust from the assets of the Gold Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of the Trust’s Trustees other than those affiliated with the Trust’s investment advisers; (v) legal and audit expenses; (vi) fees and expenses of the Trust’s Administrator, custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of the Gold Fund’s shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Trust or the shares of the Gold Fund; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust’s shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto; and (xiii) all expenses which the Trust or a series of the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust and/or a series of the Trust pursuant to Rule 12b-1 under the Act.

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5.	Compensation of the Adviser

a.  The Trust agrees to pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser hereunder, an annual management fee payable monthly and computed on the value of the net assets of the Gold Fund as of the close of business each business day at the following annual rates:

Assets	Fee Rate

0 to $250 million	0.95%
$250 million to $500 million	0.80%
$500 million to $1 billion	0.70%
Over $1 billion	0.60%

b.  In the event that the expenses of the Gold Fund (including the fees of the Gold Fund’s Adviser and the Administrator and amortization of organization expenses but excluding interest, taxes, brokerage commissions, extraordinary expenses and sales charges and distribution fees) for any fiscal year exceed the limits set by applicable regulations of state securities commissions or the limits set forth in the Gold Fund’s current prospectus or statement of additional information, the Adviser will reduce its fees by the amount of such excess.  Any such reductions are subject to readjustment during the year.  The payment of the advisory fee at the end of any month will be reduced or postponed, or if necessary, a refund or payment will be made to the Trust as to the Gold Fund so that at no time will there be any accrued but unpaid liability under this expense limitation.

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6.	Duration and Termination

a.  This Agreement shall, unless terminated as hereinafter provided, continue from year to year, but only so long as such continuance is specifically approved at least annually by the Trust’s Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a “majority” (as so defined) of the outstanding voting securities of the Gold Fund and by such a vote of the Trustees.

b.  This Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty (60) days’ written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty (60) days’ written notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of all of its Trustees or approved by the vote of a majority of all of its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust at the time outstanding and entitled to vote.  This Agreement shall automatically terminate in the event of its assignment (as so defined).

7.	Agreement Binding Only on Fund Property

The Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust’s property; the Adviser represents that it has notice of the provisions of the Trust’s Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.

8.	Code of Ethics

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Trust with a copy of the code of ethics and evidence of its adoption.  Upon written request of the Trust, the Adviser shall permit the Trust to examine any reports required to be made by the Adviser pursuant to Rule 17j-1(1) under the Act.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons all as of the day and year first above written.

OCM MUTUAL FUND

By:    ___________________________

ORRELL CAPITAL MANAGEMENT, INC.

By:    ___________________________

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PRELIMINARY PROXY NOTICE DATED JANUARY 12 , 2012, SUBJECT TO CHANGE

PROXY TABULATOR [•]	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings

CALL:  To vote by phone call toll free 1-800-[•] and follow the recorded instructions.
LOG-ON:  Vote on the internet at www. [•].com and follow the on-screen instructions.
MAIL:  Return the signed proxy card in the enclosed envelope.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
OF OCM GOLD FUND

A series of OCM Mutual Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned constitutes and appoints Gregory M. Orrell and John Crary , and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of the OCM Gold Fund held of record by the undersigned on March 16, 2012, as designated below, at the Special Meeting of Shareholders of the OCM Gold Fund at the offices of Orrell Capital Management, Inc. located at 1536 Holmes Street, Livermore, California 94550, on Friday, March 16, 2012, at 10:00 a.m. (Pacific Time), and at any adjournments or postponements thereof.

This proxy will be voted as specified.  By voting by telephone, via the Internet or by signing and dating this proxy card, you authorize the proxies to vote the proposals as indicated or marked, or if not indicated or marked, to vote “FOR” the new advisory agreement, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournments or postponements thereof. Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please vote (1) by telephone; (2) via the Internet; or (3) by completing and mailing this proxy card at once in the enclosed envelope.  If you vote by telephone or via the Internet, you do not need to mail in your proxy card.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Dated:  ___________________

_____________________________________________
Signature(s) (Title(s), if applicable) (Sign in the Box)

Note:  The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy.  If stock is issued in the name of two or more persons, each should sign the proxy.  If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

The Board of Trustees of OCM Gold Fund recommends that you vote “FOR” the new investment advisory agreement.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

	FOR	AGAINST	ABSTAIN
1. To approve the new investment advisory agreement for the OCM Gold Fund.	☐	☐	☐

2. In their discretion upon such other business as may properly come before the meeting.

PLEASE SIGN REVERSE SIDE OF THIS CARD